                                                                    EXHIBIT 99.5

                        FOR DELIVERY TO CATAPULSE INC. BY

                                JANUARY 29, 2001

                              LETTER OF TRANSMITTAL
        To accompany certificate(s) for shares of stock of Catapulse Inc. to be exchanged for certificate(s) for shares of Common Stock of
                          Rational Software Corporation

- ----------------------------------- -------------------------------- -------------------------------------
                                  DESCRIPTION OF SHARES SURRENDERED
- ----------------------------------- -------------------------------- -------------------------------------
 PRINT NAME(S) AND ADDRESS(ES) OF
         REGISTERED OWNER(S)                          CERTIFICATE(S) SURRENDERED
  (Please fill in if blank, and                    (Attach signed additional sheets
    correct any inaccuracies)                        if space below is inadequate)
- ----------------------------------- -------------------------------- -------------------------------------
                                                                      Number of Shares of Catapulse Stock
                                          Certificate Number(s)          Represented by Certificate(s)
                                    -------------------------------- -------------------------------------
                                    -------------------------------- -------------------------------------

                                    -------------------------------- -------------------------------------

                                    -------------------------------- -------------------------------------

                                    -------------------------------- -------------------------------------

                                    -------------------------------- -------------------------------------

                                    -------------------------------- -------------------------------------

                                    -------------------------------- -------------------------------------

                                    -------------------------------- -------------------------------------

                                    -------------------------------- -------------------------------------

                                            Total
- ----------------------------------- -------------------------------- -------------------------------------

 Mail this Letter of Transmittal and the accompanying certificates representing Catapulse stock and all other required documentation, if any, for delivery to
                 Catapulse on or prior to January 29, 2001 to:

                                 CATAPULSE INC.
                                  5 RESULTS WAY
                           CUPERTINO, CALIFORNIA 95014
                         ATTENTION: CORPORATE SECRETARY

DO NOT SEND THIS LETTER OF TRANSMITTAL OR YOUR CATAPULSE INC. STOCK CERTIFICATES
                    TO CATAPULSE INC. AFTER JANUARY 29, 2001

         If your stock certificate(s) is not received by Catapulse Inc. by January 29, 2001, a new letter of transmittal will be sent to you if the merger of Catapulse Inc. with and into Rational Software Corporation is consummated. If the merger is not consummated, all stock certificates delivered to Catapulse on or prior to January 29, 2001 will be returned to its holder. For further information call Rational Software Corporation Investor Relations: (408) 863-9900.

         Delivery of this instrument to an address other than as set forth previously does not constitute a valid delivery.

          PLEASE READ AND FOLLOW THE ACCOMPANYING GENERAL INSTRUCTIONS

         In connection with the merger (the "Merger") of Catapulse Inc. ("Catapulse") with and into Rational Software Corporation ("Rational") pursuant to that certain Amended and Restated Agreement and Plan of Reorganization, dated as of November 27, 2000 (the "Merger Agreement"), the undersigned hereby surrenders the certificate(s) noted above representing shares of Catapulse stock owned by the undersigned as of the date hereof for the purpose of receiving Common Stock of Rational ("New Shares") in exchange for such Catapulse stock. The undersigned acknowledges that the New Shares will not be delivered to the undersigned or its assignee until after the Merger has been consummated. Rational may return this Letter of Transmittal and any other documents delivered herewith to the undersigned if received by Catapulse after January 29, 2001. If a Letter of Transmittal and the documents accompanying this Letter of Transmittal are not received, or not properly completed by January 29, 2000 (unless Rational, in its sole discretion, waives any irregularities), a new Letter of Transmittal will be mailed to Catapulse stockholders after the Merger. The New Shares will be evidenced by certificates to be issued by Rational's transfer agent and registrar, ChaseMellon Shareholder Services, LLC, who will also act as the exchange agent, unless otherwise determined or substituted by Rational, in its sole discretion (the "Exchange Agent"). The undersigned understands that no fractional New Shares shall be issued, and in lieu thereof the holder shall receive an amount of cash, without interest, equal to the product of such fraction, multiplied by the average closing sales price per share of Rational's common stock for the five (5) trading days preceding the Merger.

NOTE: DO NOT SIGN STOCK CERTIFICATE(S) OR SUBMIT SEPARATE STOCK POWER(S) UNLESS YOU ARE COMPLETING SPECIAL ISSUANCE OR DELIVERY INSTRUCTIONS BELOW

[ ] If any of the certificates representing Catapulse stock that you own have been lost or destroyed, check this box and see Instruction 4. Please fill out the remainder of this Letter of Transmittal and indicate here the number of shares of Catapulse stock represented by the lost or destroyed certificate(s): ___________ shares of _____________________ stock (e.g. common, series A preferred, series B preferred).

         The undersigned represents and warrants that the undersigned has full power and authority to surrender the certificate(s) for the shares of Catapulse stock surrendered herewith, free and clear of any liens, claims, charges or encumbrances whatsoever.

- -------------------------------------------------------------  -----------------------------------------------------
               SPECIAL ISSUANCE INSTRUCTIONS                                SPECIAL DELIVERY INSTRUCTIONS
           (See Instruction 3 and Instruction 7)                                 (See Instruction 7)
   Fill in ONLY if New Shares and check(s) are to be issued         Fill in ONLY if New Shares and check(s) are
   in a name other than the name appearing in the box above.        to be delivered to someone other than the
                                                                    undersigned or to the undersigned at an
                                                                    address other than that shown in the box
                                                                    below or in the Form W-8BEN, if applicable.
                                                               Deliver certificate(s) and check(s) to:
- -------------------------------------------------------------  -----------------------------------------------------
Name(s):                                                       Name(s):
- -------------------------------------------------------------  -----------------------------------------------------
         (Please Print First, Middle & Last Name)                     (Please Print First, Middle & Last Name)
- -------------------------------------------------------------  -----------------------------------------------------
Address:                                                       Address:
- -------------------------------------------------------------  -----------------------------------------------------
                    (Number and Street)                                           (Number and Street)
- -------------------------------------------------------------  -----------------------------------------------------
                  (City, State & Zip Code)                                     (City, State & Zip Code)
- -------------------------------------------------------------
       (Tax Identification or Social Security Number)
- -------------------------------------------------------------  -----------------------------------------------------

         Certificate(s) representing Catapulse stock must be endorsed or accompanied by separate stock power(s) and signatures guaranteed if the certificates representing New Shares are to be registered in the name of anyone other than the registered holder or mailed to any person(s) other than the person(s) signing this Letter of Transmittal.

         You are instructed to issue a certificate representing the number of whole New Shares to which I am entitled and a check representing the amount of cash to which I am entitled, to the undersigned as instructed below, unless other instructions are indicated above.

         The Exchange Agent reserves the absolute right to reject any and all certificates representing Catapulse stock or Letters of Transmittal not in proper form or to waive any irregularities or defects in the surrender of any certificates representing Catapulse stock delivered in connection herewith, and the Exchange Agent's interpretation of the terms and conditions of the Merger Agreement and this Letter of Transmittal with respect to such irregularities and defects shall be final and binding. All authority herein conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding on the heirs, personal representatives, successors or assigns of the undersigned.

- --------------------------------------------------------------------------------
                                PLEASE SIGN HERE
X
- --------------------------------------------------------------------------------
X
- --------------------------------------------------------------------------------
(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) or by person(s) to whom the shares of Catapulse stock surrendered have been assigned and transferred as evidenced by endorsements or stock powers transmitted herewith, with signatures guaranteed. If signing is by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, please set forth full title and enclose proper evidence of authority to so act.) (See Instruction
2)

- --------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

- --------------------------------------------------------------------------------
                 (Tax Identification or Social Security Number)

Signature(s) Guaranteed by
                          ------------------------------------------------------
                                (Only if required. See Instruction 3)

- --------------------------------------------------------------------------------
                    (Title of Officer Signing this Guarantee)

- --------------------------------------------------------------------------------
                    (Name of Guaranteeing Firm--Please Print)

- --------------------------------------------------------------------------------
                         (Address of Guaranteeing Firm)
- --------------------------------------------------------------------------------

                            IMPORTANT TAX INFORMATION

         Under Federal income tax law, a stockholder whose shares of Catapulse stock are surrendered herewith is required to provide the Exchange Agent with such stockholder's current Taxpayer Identification Number ("TIN"). If such stockholder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 31% of any cash payment made to the stockholder with respect to shares of Catapulse stock surrendered in connection with the Merger ("backup withholding"). Backup withholding is not an additional tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund from the Internal Revenue Service may be obtained. To prevent backup withholding on any cash payment made to a stockholder with respect to shares of Catapulse stock surrendered in connection with the Merger, the stockholder is required to notify the Exchange Agent of his or her correct TIN by completing the Substitute Form W-9 below and certifying that the TIN provided on Substitute Form W-9 is correct. If the stockholder does not have a TIN, the stockholder should write "Applied For" in the space provided for the TIN. If the stockholder does not provide the Exchange Agent with a certified TIN within 60 days, the Exchange Agent must backup withhold 31% of all cash payments made to the stockholder.

         Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8BEN is attached for use by non-U.S. stockholders, as appropriate. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

What Number to Give the Exchange Agent

         The stockholder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the shares of Catapulse Stock being surrendered for payment in connection with the Merger. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENT MADE TO YOU PURSUANT TO THE MERGER. For assistance in completing this form, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 or call Rational Investor Relations at (408) 863-9900.

- --------------------------------------------------------------------------------
                               SUBSTITUTE FORM W-9
- --------------------------------------------------------------------------------
Name(s) as shown above of registered owners of certificate(s) for shares of Catapulse stock (If joint ownership, list first and circle the name of the person or entity whose taxpayer identification number you enter in Part I below).

- ---------------------------------------- ---------------------------------------
Business Name (sole proprietors,
see enclosed Guidelines for
Certification of Taxpayer Identification
Number on Substitute Form W-9)
- ---------------------------------------- ---------------------------------------
Address:

- ---------------------------------------- ---------------------------------------
Part I -- PLEASE PROVIDE YOUR TAX         Social Security Number or Employer
IDENTIFICATION NUMBER IN THE BOX AT        Identification Number:
RIGHT AND CERTIFY BY SIGNING AND
DATING BELOW (IF AWAITING A TAX
IDENTIFICATION NUMBER, STATE               --------------------------------
"APPLIED FOR").
- ---------------------------------------- ---------------------------------------
Part II -- Payees exempt from backup withholding, please see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute
Form W-9.
- --------------------------------------------------------------------------------
Part III -- Certification. Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number
    (or I am waiting for a number to be issued to me and either I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security
    Administration Office or I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me thereafter will be withheld until I provide a number),
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) Any other information provided on this form is true, correct and complete. Certification Instructions. You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
- --------------------------------------------------------------------------------
SIGNATURE:                             DATE:

- --------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE BOX IN PART I OF THE SUBSTITUTE FORM W-9 ABOVE:


- --------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (1) 1 have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) 1 intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price pursuant to the Offer made to me thereafter will be withheld until I provide a number.


        SIGNATURE                               DATE           , 2001
                 -------------------------           ----------

- --------------------------------------------------------------------------------

                              GENERAL INSTRUCTIONS

         1. Letter of Transmittal. This Letter of Transmittal must be properly completed, duly executed, dated, and delivered or mailed to Catapulse at the appropriate address set forth on the first page of this Letter of Transmittal together with (a) the Catapulse stock certificate(s) you are surrendering in order to exchange whole shares of Catapulse stock for New Shares and a check (the "Payment") and (b) any other required documents.

         The method of delivering Catapulse stock certificate(s) is at the option and the risk of the holder. Catapulse stock may be surrendered in person or by mail. IF SENT BY MAIL, REGISTERED MAIL PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, IS RECOMMENDED.

         UNTIL A STOCKHOLDER HAS SURRENDERED HIS OR HER CATAPULSE STOCK CERTIFICATE(S), OR A SATISFACTORY AFFIDAVIT CONTAINING CUSTOMARY INDEMNIFICATION PROVISIONS, AND OTHER DOCUMENTATION RELATING TO THE LOSS OF CATAPULSE STOCK CERTIFICATE(S) TO CATAPULSE, HE OR SHE WILL NOT RECEIVE THE PAYMENT. NO INTEREST WILL BE PAYABLE WITH RESPECT TO THE PAYMENT ON SURRENDER OF catapulse STOCK.

         Unless this Letter of Transmittal and accompanying documents are not delivered, or not properly delivered to Catapulse by January 29, 2001, you will receive only one Letter of Transmittal for you to list all Catapulse stock registered in your name. If any shares of Catapulse stock are registered in different ways on several certificates, you will need to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         2. Signatures. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Letter of Transmittal should correspond exactly with the name(s) as written on the face of the Catapulse stock certificate(s) surrendered unless the shares described on this Letter of Transmittal have been assigned by the registered holder or holders thereof, in which event this Letter of Transmittal should be signed in exactly the same form as the name(s) of the last transferee(s) indicated on the transfers attached to or endorsed on the certificate(s). If the "Special Issuance Instructions" box is completed, then the signature(s) on this Letter of Transmittal must be guaranteed as specified in Instruction 3 below.

         If this Letter of Transmittal, or any endorsement or stock power required by Instruction 3 below, is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or other person acting in a fiduciary or representative capacity, the person signing must give his or her full title in such capacity and enclose appropriate evidence of his or her authority to so act. If additional documents are required by the Exchange Agent, you will be so advised by letter.

         3. Endorsement of Certificate(s); Signature Guarantee. If the New Shares certificate is to be issued in the same name as the registered holder(s) of the surrendered Catapulse stock certificate(s), such certificate(s) need NOT be endorsed or accompanied by separate stock powers, and the signature(s) need NOT be guaranteed. If, however, any New Shares certificate is to be issued in a name different from that of the registered holder(s), then (i) Catapulse stock certificate(s) must be duly endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s), (ii) the signature of endorsement for transfer on such certificate or separate stock powers must be guaranteed by an eligible guarantor institution (bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, and (iii) the person surrendering such certificate(s) must remit to the Exchange Agent the amount of any transfer or other taxes payable by reason of the issuance to a person other than the registered holder(s) of the certificate(s) surrendered, or establish to the satisfaction of Rational or the Exchange Agent that such tax has been paid or is not applicable. In such case the "Special Issuance Instructions" box must be completed and the signature(s) on this Letter of Transmittal must be guaranteed as specified above.

         4. Lost or Destroyed Stock Certificates. If a Catapulse stockholder's physical Catapulse stock certificate(s) has been lost, stolen or destroyed, this fact should be indicated by checking the box on the second page of this Letter of Transmittal and fill in the blank to show the number of shares represented by lost, stolen or destroyed certificates. The Letter of Transmittal should then be delivered to the Exchange Agent c/o Catapulse after being otherwise properly completed and duly executed. In such event, you will be instructed as to the steps you must take in order to receive a certificate representing New Shares and a check, if applicable.

         5. Inquiries. All questions regarding appropriate procedures for surrendering Catapulse stock certificate(s) should be directed to Catapulse for delivery prior to January 29, 2001 at the mailing address set forth on the front page or to Rational by telephone at (408) 863-9900.

         6. Additional Copies. Additional copies of this Letter of Transmittal may be obtained from Catapulse at the mailing address set forth on the front page.

         7. Special Issuance and Delivery Instructions. Indicate in Special Issuance Instructions the name and address of the person in whose name a New Shares certificate and check, if applicable, are to be issued, if they are to be issued in the name of someone other than the registered holder signing this Letter of Transmittal. Follow Instruction 3 above. Indicate in Special Delivery Instructions the name and address to which the New Shares certificate and check, if applicable, are to be sent, if they are to be sent (i) to someone other than the person(s) signing this Letter of Transmittal, or (ii) to the person(s) signing this Letter of Transmittal at an address other than that appearing on the label on the face of this Letter of Transmittal.

         8. Fractional Shares. Pursuant to the terms of the Merger Agreement, no certificate representing fractional New Shares will be issued as a result of the Merger. In lieu of the issuance of fractional shares, you will receive an amount of cash without interest, equal to the product of such fraction multiplied by the average closing sales price per share of Rational Common Stock for the five
(5) trading days preceding the Merger.

         9. Dividends. It is important that Catapulse stock certificate(s) be surrendered promptly because, until so surrendered, stockholders will not be entitled to receive any dividends or other distributions that may be declared and payable to holders of record of Rational Common Stock. Upon the surrender of Catapulse stock, New Share certificates (together with any such withheld dividends or other distributions but without interest) will be delivered.

         10. Substitute Form W-9 and Form W-8BEN. U.S. stockholders must submit Substitute Form W-9 and Non-U.S. stockholders must generally submit Form W-8BEN to avoid 31% backup withholding.

         U.S. Stockholders. Under United States federal income tax law, each U.S. stockholder whose shares are surrendered in connection with the Merger is required by law to provide the Exchange Agent with such stockholder's correct TIN on Substitute Form W-9 above. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, cash payments that are made to such stockholder with respect to shares surrendered in connection with the Merger may be subject to backup withholding. If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. Certain stockholders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. For a U.S. stockholder to prevent backup withholding on payments that are made to a stockholder with respect to shares surrendered in connection with the Merger, the stockholder is required to notify the Exchange Agent of such U.S. stockholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (i) such stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

         Non-U.S. Stockholders. To avoid backup withholding, non-U.S. stockholders should submit a Form W-8BEN, signed under penalties of perjury, attesting to such stockholder's except status. A Form W-8BEN is attached for this purpose. See the enclosed Instructions for use of Form W-8BEN.

         11. Waiver of Conditions. Raitonal reserves the absolute right to waive any of the conditions set forth herein or any defect with respect to the transmittal of certificate(s) formerly representing shares of Catapulse stock.

         12. Miscellaneous. None of Rational, Catapulse or the Exchange Agent is under any duty to give notification of defects in any Letter of Transmittal or facsimile or in any other required documents and shall not incur any liability for failure to give such notification. Any and all Letters of Transmittal or facsimiles (including any other required documents) not in proper form are subject to rejection. The terms and conditions of the Agreement are incorporated herein by reference and are deemed to form part of the terms and conditions of this Letter of Transmittal.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

- ---------------------------------------------------------------      ------------------------------------------------------------
                                                                                                              Give the
                                        Give the                                                              EMPLOYER
For this type of account:           SOCIAL SECURITY                                                        IDENTIFICATION
                                      number of --                    For this type of account:             number of --
- ---------------------------------------------------------------      -------------------------------------------------------------
1.  Individual                    The individual                     6.   Sole proprietorship      The owner/(3)/

2.  Two or more individuals       The actual owner of the            7.   A valid trust, estate,   The legal entity (Do not
    (joint account)               account or, if combined                 or pension trust         furnish the identifying number
                                  funds, the first individual                                      of the personal representative
                                  on the account/(1)/                                              or trustee unless the legal
                                                                                                   entity itself is not designated
                                                                                                   in the account title.)/(4)/

3.  Custodian account of a        The minor/(2)/                     8.   Corporate                The corporation
    minor (Uniform Gift to
    Minors Act)

4.  a.  The usual revocable       The grantor-trustee/(1)/           9.   Association, club,       The organization
        savings trust (grantor                                            religious, charitable,
        is also trustee)                                                  educational or other
                                                                          tax-exempt organization

    b.  So-called trust account   The actual owner/(1)/              10.  Partnership              The partnership
        that is not a legal
        or valid trust under
        state law

5.  Sole proprietorship           The owner/(3)/                     11.  A broker or registered   The broker or nominee
                                                                          nominee

                                                                     12.  Account with the         The public entity
                                                                          Department of
                                                                          Agriculture in the name
                                                                          of public entity (such
                                                                          as a state or local
                                                                          government, school
                                                                          district, or prison)
                                                                          that receives
                                                                          agriculture program
                                                                          payments
- ---------------------------------------------------------------      ------------------------------------------------------------

/(1)/  List first and circle the name of the person whose number you furnish.

/(2)/  Circle the minor's name and furnish the minor's social security number.

/(3)/  Show the name of the owner.

/(4)/ List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                    Page 2

Section references are to the Internal Revenue Code.

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

Payees Exempt from Backup Withholding

The following is a list of payees generally exempt from backup withholding. For interest and dividends, all listed payees are exempt except the payee listed in item (9). For broker transactions, payees listed in items (1) through (13) and a person registered under the Investment Advisors act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees listed in items (1) through (7), except that a corporation that provides medical and health care services or bills and collect payments for such services is not exempt from backup withholding. Only payees described in items (2) through (6) are exempt from backup, withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

(1)  A corporation.
(2) an organization exempt from tax under section 501(a), an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).
(3)  The United States or any of its agencies or instrumentalities.
(4) A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
(5) A foreign government or any of its political subdivisions, agencies or instrumentalities.
(6)  An international organization or any of its agencies or instrumentalities.
(7)  A foreign central bank of issue.
(8) A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
(9) A futures commission merchant registered with the Commodity Futures Trading Commission.
(10) A real estate investment trust.
(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.
(12) A common trust fund operated by a bank under section 584(a).
(13) A financial institution.
(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
(15) A trust exempt from tax under section 664 or described in section 4947.

Payments Exempt from Backup Withholding

Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:
 .    Payments to nonresident aliens subject to withholding under section 1441.
 .    Payments to partnerships not engaged in a trade or business in the United
     States and that have at least one nonresident alien partner.
 .    Payments of patronage dividends not paid in money.
 .    Payments made by certain foreign organizations.
 .    Section 404(k) payments made by an ESOP.
Payments of interest generally not subject to backup withholding include the following:
 .    Payments of interest on obligations issued by individuals.
     Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
 .    Payments of tax-exempt interest (including exempt interest dividends under section 852).
 .    Payments described in section 6049(b)(5) to nonresident aliens.
 .    Payments on tax-free covenant bonds under section 1451.
 .    Payments made by certain foreign organizations.
 .    Mortgage interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041, 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

Privacy Act Notice

Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your taxpayer identification number whether or not you are qualified to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                      FOR ADDITIONAL INFORMATION CONTACT
              YOUR TAXC CONSULTANT OR THE INTERNAL REVENUE SERVICE